Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 100,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	13,810.00
Total Offset Amount	6,546.00
Net Fee	$ 7,264.00